EXHIBIT 10.38

Lease Agreement

Beijing China Overseas Plaza Property Co., Ltd.

Harbin Zhong He Li Da Education Technology, Inc.

6/F Middle Tower, China Overseas Plaza

September, 2010

The Contract was signed by the two parties in Beijing on September 30, 2010.

Parties to the Contract:

Lessor (hereinafter referred to as Party A): Beijing China Overseas Plaza Property Co., Ltd.

Tenant ((hereinafter referred to as Party B): Harbin Zhong He Li Da Education Technology, Inc.

1 Party A is the development and construction unit of China Overseas Plaza located in No.8 Guanghua Dongli, Chaoyang Distrect,Beijing, which has rights to lease the Overseas Plaza .

2 Party B wants to rent the China Overseas Plaza for the need of business expansion. Party A agrees to lease the China Overseas Plaza

3. Both parties would like to make overall arrangements for Lease matters, including early collaboration and cooperation.

Having reached unanimity through friendly consultant and negotiation, Party A and Party B, hereby agree to enter into the Lease Agreement to be abided by both party.

Specific Terms

1	Tenancy:
1.1	Party A agrees to lease its property located at the whole 6/F of China Overseas Plaza,which is actually 5/F according to the building standard (6001 No.2 building, China Overseas Plaza, No.8 Guanghua Dongli, Chaoyang Distrect,Beijing). The specific location of the house rented by the Party B is described in Appendix A slash, rewritten only as a location to determine the level convenient to identify
1.2	The rental house used by Harbin Zhong He Li Da Education Technology, Inc is in the purpose of operating business.
1.3	Area of Premises: The registered area of the Premises let by Party A shall be 1477 aquare meters.
1.4	The rental house in this contract, sometimes also called the "housing" or "the house".
2	Lease Term
2.1	Agreed housing delivery date is December 10, 2010, and the rental day is the date of delivery.
2.2	The lease term shall be from December 10, 2010 to February 9, 2014, as 38 months in total.
2.3	The rent-free period: from the agreed housing delivery date until March 9, 2011
2.4	Party A agrees that Party B shall enjoy the rights of the rent exemption from the following period:

January 1, 2012 to January 31, 2012

January 1, 2013 to January 31, 2013,

December 10, 2013 to February 9, 2014.

3	The Rental, Property Management and Other Fees:
3.1	Rental standard: the monthly rental of per square meter is ¥165,so the total amount of monthly rental agreed upon both parties shall be .¥243,705.
3.2	The standard of the property costs : the monthly property management fees of per square meter is ¥30, so the total amount of monthly property management fees agreed upon both parties shall be .¥44,310.
3.3	Booking Deposit: From the day after the date of the rent exemption to April 9, 2011, the rental and property costs add up to ¥automaticexpiry date of the rental exemption.
3.4	The first payment: The first payment shall be the rental from April 10, 2011 to April 30, 2011,which shall be ¥170,593.5. The first payment shall be made before April 5, 2011.
3.5	Security deposit: Within five working days from the date of signing this contract, Party B shall pay three months rental and property costs as a rental security deposit ,which shall be ¥864.045 as to guarantee the contractual obligation of Party B under this contract.
3.6	Party A designated bank account:

Opening Bank Account: Beijing Muxidi Branch, Bank of China

Beijing Guomao Branch, Guangdong Development Bank

Beneficiary: Beijing China Overseas Plaza Properties Co., Ltd.

Bank Account: Bank of China: 8031 1208 2808 0910 01

Guangdong Development Bank: 1372 9151 6010 0002 83

4	Notice

Unless otherwise agreed in this contract, Party A and Party B shall send the notice to the address specified:

Party A: Beijing China Overseas Plaza Properties Co., Ltd

Address: 7/F, Building 3(South), China Overseas Plaza, Chaoyang District, Beijing

Postal Code: 100020

Tel: 8610-59772088

Fax: 8610-59772088

Contact: Leasing Center of China Overseas Plaza

Party B: Harbin Zhong He Li Da Education Technology, Inc

Address: No.58, Hengshan Road, Nangang District, Harbin

Postal Code: 150090

Tel: 13811087128

Contact: Ziyu Bai

5	Contract Constitutes, and Order

This contract is composed by the Specific Terms, the General Terms, the Supplemental Terms and Accessories, and each component should be able to explain each other,and can not be divided.

Unless otherwise agreed in this contract, it will be interpreted in the following order:

Part I: supplementary provisions

Part II: Proprietary Terms

Part III: General Terms

Part IV: Accessories

Party A: Beijing China Overseas Plaza Properties Co., Ltd

Legal representative or authorized representative:

Party B: Harbin Zhong He Li Da Education Technology, Inc

Legal representative or authorized representative: